SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): 07-23-04



                              SAVOY RESOURCES CORP.
             (Exact name of Registrant as Specified in its Charter)


           Colorado                   0-32103                   84-1522003
(State or other jurisdiction        (Commission               (IRS Employer
         of Incorporation)           File No.)               Identification No.)


                  18826 Pagentry Place, Monument Colorado       80132
               (Address of principal executive offices)       (Zip Code)

                                  719-488-4393
               Registrant's telephone number, including area code:

Item 5.   Other Events

The attached announcement was released to the news media on July 23, 2004.
















SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             SAVOY RESOURCES CORP.



          Date: July 23, 2004              by      /s/ Weiguo Lang
                                              ----------------------------------
                                              Weiguo Lang, Chairman and Director